Exhibit 99.1

MoSys Announces Adjournment of Special Meeting to December 1, 2021; Urges Eligible Stockholders to Vote

SAN JOSE, Calif., November 23, 2021 – MoSys, Inc. (NASDAQ: MOSY) (“MoSys” or the “Company”), a provider of high-speed semiconductor solutions, today announced that its special meeting of stockholders, which was originally scheduled for November 23, 2021 (the “Special Meeting”), was convened and adjourned due to lack of the required quorum.

The Special Meeting has been adjourned to 11:00 a.m. (Pacific Time) on Wednesday, December 1, 2021 and will be held via a live webcast to allow additional time for the Company’s stockholders to vote on the proposals set forth in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC” ) on October 18, 2021.

During the current adjournment, the Company continues to solicit votes from its stockholders with respect to the proposals set forth in the Company’s proxy statement. The Company has engaged a proxy solicitor, Kingsdale Advisors, to assist management with obtaining votes.

Only stockholders of record as of the record date, October 14, 2021, are entitled to and are being requested to vote. At the time the Special Meeting was adjourned, proxies had been submitted by stockholders representing approximately 40% of the shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. Proxies previously submitted in respect of the Special Meeting will be voted at the adjourned Special Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

Effective November 23, 2021 the Company’s board of directors approved an amendment and restatement of the Company’s bylaws (the “Bylaws). The amendment of the Bylaws reduces the quorum requirement for all meetings of stockholders (unless otherwise provided by statute, the Company’s amended and restated certificate of incorporation, or regulations of any stock exchange applicable to the Company) from the presence, in person or by proxy, of a majority of the outstanding shares of stock entitled to vote to the presence, in person or by proxy, of one-third of the outstanding shares of stock entitled to vote.

The Company encourages all stockholders of record on October 14, 2021, who have not yet voted, to do so by November 30, 2021. Stockholders who have any questions or need assistance in your consideration of the Arrangement or with the completion and delivery of your proxy, please contact Kingsdale Advisors, our proxy solicitor, by calling toll-free at 877-659-1822 or collect at 416-867-2272, or via e-mail at contactus@kingsdaleadvisors.com.

If the number of shares of common stock represented and voting in favor of the proposals at the Special Meeting is not sufficient to adopt and approve such proposals, as applicable, the Company may adjourn the meeting again to solicit additional proxies in respect of such proposals, which will require the Company to incur additional costs.

Important Additional Information Filed with the SEC

In connection with the proposed business combination between MoSys and Peraso Technologies Inc. (“Peraso”), MoSys filed a proxy statement with the Securities Exchange Commission on October 18, 2021. The proxy statement was mailed to MoSys' stockholders on or about October 25, 2021. This communication is not a substitute for the proxy statement or any other documents that MoSys may file with the SEC or send to its stockholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, MOSYS URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS, THE PROXY STATEMENT, AS MAY BE AMENDED, CAREFULLY AND IN ITS ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MOSYS, THE PROPOSED TRANSACTION AND RELATED MATTERS.

You may obtain free copies of the proxy statement and all other documents filed or that will be filed with the SEC regarding the proposed transaction at the website maintained by the SEC at www.sec.gov. The proxy statement is available free of charge on MoSys' website at www.mosys.com or by electronic mail at priv_ir@mosys.com. Investors and stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Under SEC rules, MoSys, Peraso, and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of MoSys' stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of MoSys’ directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 18, 2021, and the proxy statement filed with the SEC on October 18, 2021. These documents can be obtained free of charge from the sources indicated above. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to MoSys’ stockholders in connection with the proposed business combination is set forth in the proxy statement for the business combination.

About MoSys, Inc.

MoSys, Inc. (NASDAQ:MOSY) provides both integrated circuits (ICs) and intellectual property (IP) solutions that enable fast, intelligent data access and decision making for a wide range of markets. MoSys' primary product line is marketed under the Accelerator Engine name and includes the Bandwidth Engine IC products, which integrate its proprietary, 1T-SRAM high-density embedded memory and a highly efficient serial interface protocol resulting in a monolithic memory IC solution optimized for memory bandwidth and transaction access performance. In 2020, MoSys began offering for license its initial Virtual Accelerator Engine IP, which consists of software, firmware and related IP. The Virtual Accelerator Engine IP include multiple function accelerator platform products, which target specific application functions, initially Packet Inspection for routing, security and operations, and will use a common software interface to allow performance scalability over multiple hardware environments. For additional information on MoSys, Inc., please visit www.mosys.com.

Bandwidth Engine, MoSys and 1T-SRAM are registered trademarks of MoSys, Inc. in the US and/or other countries. The MoSys logo is a trademark of MoSys, Inc. All other marks mentioned herein are the property of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address the development of the events, objectives or goals, refinement of strategy, and anticipation of certain behavior of stockholders in connection with MoSys, Peraso, or the arrangement agreement, that are not otherwise historical facts, are forward-looking statements. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. MoSys disclaims any intention to, and undertake no obligation to, update or revise forward-looking statements to reflect events or circumstances that subsequently occur or of which MoSys hereafter become aware, unless required by law.

Contact:

Jim Sullivan, CFO

MoSys, Inc.

408-418-7500

jsullivan@mosys.com

Investor Relations Contact:
Shelton Group
Leanne K. Sievers | Jeffrey Schreiner
949-224-3874 | 512-243-8976
sheltonir@sheltongroup.com

SOURCE: MoSys, Inc.